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                           AUTHENTIDATE HOLDING CORP.
                              2165 Technology Drive
                           Schenectady, New York 12308

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant   |X|
Filed by a party other than the registrant   |_|

Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |_|      Definitive Proxy Statement
         |X|      Definitive Additional Materials
         |_|      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                           AUTHENTIDATE HOLDING CORP.
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                (Name of the Corporation as Specified in Charter)

                          Victor J. DiGioia, Secretary
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                   (Name of Person(s) Filing Proxy Statement)

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                  and 0-11

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                           AUTHENTIDATE HOLDING CORP.
                             2165 Technology Drive
                              Schenectady, NY 12308

                                 SUPPLEMENT TO
                                PROXY STATEMENT
                                      for
                         Annual Meeting of Stockholders
                           To Be Held on March 4, 2004

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                   Notice of Intention to Adjourn Meeting and
                   Supplemental Disclosure of Recent Financing

                          -----------------------------

To the Stockholders of
AUTHENTIDATE HOLDING CORP.:

         Please be advised that the Board of Directors of Authentidate Holding Corp. intends to adjourn the Annual Meeting of Stockholders after determination of a quorum and before consideration of any of the Proposals set forth in the Proxy Statement dated December 31, 2003. The adjournment will allow the stockholders to consider the information in this Supplement prior to voting on the Proposals. The Annual Meeting, scheduled to be held on February 11, 2004, will be adjourned to March 4, 2004 at 1:00 p.m., New York time. The meeting, as adjourned, will continue to be held at the Desmond Hotel, 660 Albany Shaker Road, Albany, New York.

         Proposal III of the Proxy Statement dated December 31, 2003, with respect to the Annual Meeting of Stockholders of Authentidate Holding Corp., is hereby amended and supplemented to disclose the following information.

         On February 4, 2004, Authentidate Holding Corp. completed concurrent private placements of an aggregate of 5,360,370 shares of its common stock to certain institutional and accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D, promulgated thereunder. Authentidate raised a total of $73,705,087 from its sale of these shares of common stock. The per share purchase price was $13.75. Authentidate intends to use the net proceeds of approximately $69 million primarily to strengthen its balance sheet and for sales, operational and general corporate purposes. Prior to entering into the Securities Purchase Agreements with the investors, Authentidate had only 4,489,402 shares available for issuance, on a fully-diluted basis. In order to close on the full amount of the shares of common stock for which subscriptions were accepted, John T. Botti, the Chairman and Chief Executive Officer of Authentidate Holding Corp. agreed not to exercise up to 1,000,000 of his employee stock options.

         Mr. Botti's agreement not to exercise certain options provides that his restriction will expire upon the stockholders of Authentidate approving an amendment to its Certificate of Incorporation to increase the number of authorized shares of common stock. Proposal III of the Proxy Statement requests that the stockholders approve an amendment to Article FOURTH of Authentidate's Amended Certificate of Incorporation to increase the number of authorized shares of common stock to 75,000,000 shares from 40,000,000. If stockholders approve Proposal III, Mr. Botti's agreement will expire upon the filing of a further amendment to Authentidate's Amended Certificate of Incorporation with the Secretary of State of Delaware.

         In the December 31, 2003 Proxy Statement, Authentidate stated that it was requesting that its stockholders approve an increase in the number of authorized shares of common stock from 40,000,000 shares to 75,000,000 to provide Authentidate with the necessary flexibility to issue shares for general corporate purposes that may be identified in the future, including enabling it to seek additional private financing to secure necessary capital to implement its business plans. As of December 31, 2003, Authentidate did not have any plans to effectuate any such action. Subsequently, however, Authentidate was presented with, and agreed to, a proposal for the financing described above.

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         The enclosed amended proxy card has been delivered to Stockholders of
Authentidate Holding Corp. along with this Proxy Supplement. All Stockholders, regardless of whether they have previously voted are advised to vote using the new proxy card. Any proxy may be revoked at any time before it is voted at the Annual Meeting, as adjourned. A Stockholder may revoke a Proxy by notifying the Secretary of Authentidate Holding Corp. either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting.

         The affirmative vote of the holders of a majority of the outstanding shares of the Authentidate Holding Corp. eligible to vote is required for the approval of Proposal III. THE BOARD OF DIRECTORS DEEMS PROPOSAL III TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR NEW PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                        By Order of the Board of Directors,


                                        Victor J. DiGioia, Secretary

Dated: February 9, 2004



                                       2
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                           AUTHENTIDATE HOLDING CORP.
                 ANNUAL MEETING OF STOCKHOLDERS o MARCH 4, 2004
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints John T. Botti proxy, with full power of substitution, to vote all shares of Common Stock of Authentidate Holding Corp. owned by the undersigned at the Annual Meeting of Stockholders of Authentidate Holding Corp. to be held on March 4, 2004 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxy to vote as follows:

I.   Election of Directors

       [ ] FOR all nominees listed below        [ ] WITHHOLD AUTHORITY
(except as marked to the contrary below).to vote for all nominees below

     (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

    John T. Botti   Charles C. Johnston   F. Ross Johnson   J. David Luce
                     J. Edward Sheridan   Harry Silverman

II.  Proposal to amend the 2000 Employee Stock Option Plan

                    [ ] For      [ ] Against    [ ] Abstain

III. Proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock

                    [ ] For      [ ] Against    [ ] Abstain

IV.  Proposal to amend the 2001 Non-Executive Director Stock Option Plan

                    [ ] For      [ ] Against    [ ] Abstain


                  (Continued and to be signed on reverse side)

                           (Continued from other side)

The proxy or his substitute, who shall be present and acting, shall have and may exercise all the powers hereby granted.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS AND IN FAVOR OF PROPOSALS II, III AND IV UNLESS OTHERWISE SPECIFIED.

Said proxy will use his discretion with respect to any other matters which properly come before the meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                                          (Please date and sign exactly as name
                                          appears at left. For joint accounts,
                                          each joint owner should sign.
                                          Executors, administrators, trustees,
                                          etc., should also indicate when
                                          signing.)

                                          Dated: _____________________, 2004


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                                                       Signature

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                                                Signature if held jointly